                                                                    EXHIBIT 10.4

                             SUBSCRIPTION AGREEMENT

Please check here if employed by
Citigroup Global Markets Inc. or
an affiliate. _______

SMITH BARNEY ACCOUNT NO.:

___________________________________

                    CITIGROUP FAIRFIELD FUTURES FUND L.P. II

                        (a New York limited partnership)

                             SUBSCRIPTION AGREEMENT

Citigroup Managed Futures LLC
399 Park Avenue - 7th floor
New York, New York 10022

Re: Citigroup Fairfield Futures Fund L.P. II

Ladies and Gentlemen:

     1. Subscription for Units. I hereby irrevocably subscribe for the amount of
Units (and during the Continuous Offering, partial Units rounded to four decimal places) of Limited Partnership Interest ("Units") of Citigroup Fairfield Futures
Fund L.P. II (the "Partnership") as indicated on page 4 hereof. I understand that each Unit will be offered at Net Asset Value per Unit on the date of sale.
I hereby authorize Citigroup Global Markets Inc. ("CGM") to debit my Smith
Barney account in the amount of my subscription as described in the Private
Placement Offering Memorandum and Disclosure Document dated October 20, 2004, as amended or supplemented from time to time (the "Memorandum").

     I am aware that this subscription is not binding on the Partnership unless and until it is accepted by the General Partner, which may reject this subscription in whole or in part for any reason whatsoever. I understand that the General Partner will advise me within five business days of receipt of my funds and this Agreement if my subscription has been rejected. I further understand that if this subscription is not accepted, the full amount of my subscription will be promptly returned to me without deduction.

     2. Representations, Warranties and Covenants of Subscriber. As an
inducement to the General Partner on behalf of the Partnership to sell me the
Units for which I have subscribed I hereby represent, warrant and agree as follows:

     (a) I am over 21 years old, am legally competent to execute this
Subscription Agreement and have received and reviewed the Memorandum and, if this purchase is made during the Continuous Offering, the Partnership's most recent monthly statement and annual report, if any, and except as set forth in the Memorandum, no representations or warranties have been made to me by the
Partnership, its General Partner or their agents, with respect to the business of the Partnership, the financial condition of the Partnership, the deductibility of any item for tax purposes or the economic, tax, or any other aspects or consequences of a purchase of a Unit, and I have not relied upon any information concerning the offering, written or oral, other than that contained in the Memorandum or provided by the General Partner at my request. In addition,
I have been represented by such legal and tax counsel and others selected by me as I have found it necessary to consult concerning this transaction. I am in compliance with all federal and state regulatory requirements applicable to this investment. With respect to the tax aspects of my investment, I am relying upon the advice of my own personal tax advisors and upon my own knowledge with respect thereto.

     (b) I have carefully reviewed the various conflicts of interest set forth in the Memorandum, including those arising from the fact that the General
Partner is an affiliate of CGM, the selling agent and commodity broker/dealer for the Partnership.

     (c) I hereby acknowledge and agree to the terms of the Customer Agreement between the Partnership and CGM and to payment to CGM of the flat rate brokerage fee as described in the

Memorandum. I understand that lower brokerage fees might
be available, but that the General Partner will not negotiate with CGM or any other broker to obtain such lower rates.

     (d) The Partnership has made available to me, prior to the date hereof, the opportunity to ask questions of, and to receive answers from, the General
Partner and its representatives, concerning the terms and conditions of the offering, and has afforded me access to obtain any information, documents, financial statements, records and books (i) relating to the Partnership, its business, the offering and an investment in the Partnership, and (ii) necessary to verify the accuracy of any information, documents, financial statements, records and books furnished in connection with the offering. All materials and information requested by me, including any information requested to verify any information furnished, have been made available and have been examined to my satisfaction.

     (e) I understand that the Partnership offering has not been registered under the Securities Act of 1933, as amended (the "Act"), or pursuant to the provisions of the securities or other laws of certain jurisdictions, in reliance on exemptions for private offerings contained in the Act and in the laws of certain jurisdictions. I am fully aware of the restrictions on sale, transferability and assignment of the Units as set forth in the Limited
Partnership Agreement, and that I must bear the economic risk of my investment in the Partnership for an indefinite period of time because the offering has not been registered under the Act. I understand that the Units cannot be offered or sold unless they are subsequently registered under the Act or an exemption from such registration is available, and that any transfer requires the consent of the General Partner, who may determine not to permit any specific transfer.

     (f) I represent that I am aware of the speculative nature of this investment and of the high degree of risk involved, that I can bear the economic risks of this investment and can afford a complete loss of my investment. As evidence of the foregoing, I hereby represent to you that I: (i) have sufficient liquid assets to pay the purchase price for my interest in the Partnership; (ii)
have adequate means of providing for my current needs and possible personal contingencies and have no present need for liquidity of my investment in the
Partnership; (iii) have adequate net worth and sufficient means to sustain a complete loss of my investment in the Partnership; and (iv) either (A) I am an accredited investor as defined in Rule 501 (a) of the Act, the terms of which are set forth in Exhibit I to this Subscription Agreement by virtue of the subparagraph indicated on page 4 or (B) I have a net worth (exclusive of home, furnishings and automobiles) at least three times my investment in the
Partnership or my actual gross income for the last two calendar years was, and my projected gross income for the current calendar year will be, not less than three times my investment in the Partnership for each year.

     (g) I will not transfer or assign this Subscription Agreement, or any of my interest herein. I am acquiring my interest in the Partnership hereunder for my own account and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. I have no present plans to enter into any such contract, undertaking, agreement or arrangement. I understand that the General Partner may in its absolute discretion require any limited partner to redeem all or part of his Units, upon ten days' notice to such limited partner.

     (h) If I am not a citizen or resident of the United States for U.S. tax purposes, I agree to pay or reimburse CGM or the Partnership for any taxes, including but not limited to withholding tax imposed with respect to my Units.

     (i) FOR ALL ACCREDITED INVESTORS. I hereby represent and affirm that (i) I have a net worth alone or with my spouse exceeding 10 times my investment; (ii)
I have either alone or with my

professional advisor the capacity to protect my interests in connection with this transaction or (iii) I am able to bear the economic risk of the investment.

     (j) I represent that the information contained herein is complete and accurate as of the date hereof and may be relied upon by the General Partner. I further represent that I will notify the General Partner immediately of any adverse change in any such information which may occur prior to the acceptance of my subscription and will promptly send the General Partner written confirmation thereof.

     (k) If I am a collective investment vehicle, I am in compliance with all applicable Federal regulatory requirements including the registration rules of the Commodity Futures Trading Commission ("CFTC").

     3. Acceptance of Limited Partnership Agreement and Power of Attorney. I
hereby apply to become a limited partner as of the date upon which the sale of my Units becomes effective, and I hereby agree to each and every term of the
Limited Partnership Agreement as if my signature were subscribed thereto. I hereby constitute and appoint the General Partner of the Partnership, with full power of substitution, as my true and lawful attorney to execute, acknowledge, file and record in my name, place and stead: (a) a Limited Partnership Agreement
(the "Partnership Agreement") of the Partnership substantially in the form included as an Appendix to the Memorandum; (b) all certificates and other instruments which the General Partner of the Partnership shall deem appropriate to create, qualify, continue or dissolve the Partnership as a limited partnership in the jurisdictions in which the Partnership may be formed or conduct business; (c) all agreements amending or modifying the Partnership
Agreement that may be appropriate to reflect a change in any provision of the
Partnership Agreement or the exercise by any person of any right or rights thereunder not requiring my specific consent, or requiring my consent if such consent has been given, and any other change, interpretation or modification of the Partnership Agreement in accordance with the terms thereof; (d) such amendments, instruments and documents which the General Partner deems appropriate under the laws of the State of New York or any other state or jurisdiction to reflect any change, amendment or modification of the Partnership
Agreement of any kind referred to in subparagraph (c) hereof; (e) filings with agencies of any federal, state or local governmental unit or of any jurisdiction which the General Partner shall deem appropriate to carry out the business of the Partnership; and (f) all conveyances and other instruments which the General
Partner shall deem appropriate to effect the transfer of my Partnership interest pursuant to the Partnership Agreement or of Partnership assets and to reflect the dissolution and termination of the Partnership. The foregoing appointment
(i) is a special power of attorney coupled with an interest, is irrevocable and shall survive my subsequent death, incapacity or disability and (ii) shall survive the delivery of an assignment by me of the whole or any portion of my interest, except that where an assignee of the whole of such interest has been approved by the General Partner for admission to the Partnership as a substituted Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution.

     4. Indemnification. I hereby agree to indemnify and hold harmless the
Partnership, the General Partner and its affiliated persons from any and all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of any breach by me of the covenants, warranties and representations contained in this Subscription Agreement.

     5. Survival. All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in paragraph 4 shall survive (a) the acceptance of the subscription; (b) changes in the transactions, documents and instruments described in the Memorandum that are not material; and (c) the death or disability of the undersigned.

     6. Miscellaneous. This subscription is not revocable by me and constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may not be amended orally. This Agreement shall be construed in accordance with and be governed by the laws of the State of New York.

     7. Employee-Benefit Plans. The undersigned individual, employer or trustee who has investment discretion over the assets of the subscribing employee-benefit plan (the "Fiduciary") represents and agrees as follows:

     (a) Either (i) or (ii): (i) neither CGM, the General Partner nor any of their employees, financial consultants or affiliates (A) manages any part of the investment portfolio of the subscribing employee-benefit plan (the "Plan"), or
(B) has an agreement or understanding, written or unwritten, with the Fiduciary under which the Fiduciary regularly receives information, recommendations or advice concerning investments which are used as a primary basis for the Plan's investment decisions and which are individualized to the particular needs of the
Plan.

     or (ii) The relationship between the Plan and CGM, the General Partner or any of their employees, financial consultants or affiliates comes within (A) or
(B) above with respect to only a portion of the Plan's assets and the investment in the Partnership is being made by the Fiduciary from a portion of Plan assets with respect to which such relationship does not exist.

                   (b) Although CGM account executive or a financial consultant may have suggested that the Fiduciary consider the investment in the
Partnership, the Fiduciary has studied the Memorandum and has made the investment decision solely on the basis of the Memorandum and without reliance on such suggestion.

     (c) The Plan is in compliance with all applicable Federal regulatory requirements.

     (d) The undersigned Fiduciary acknowledges that it is: (i) independent of
CGM, the General Partner and all of their affiliates; (ii) capable of making an independent decision regarding the investment of Plan assets; (iii)
knowledgeable with respect to the Plan in administrative matters and funding matters related thereto, and (iv) able to make an informed decision concerning participation in the Partnership.

     (e) The undersigned Fiduciary, if the Plan is an IRA or Keogh account of which CGM is the custodian, hereby directs said custodian as custodian of the
Plan to subscribe for the amount indicated under paragraph 1 above. In addition, the Fiduciary represents and confirms that all of the information contained in this Subscription Agreement and relating to the subscribing Plan is complete and accurate.

     Please complete this Subscription Agreement by filling in the blanks and executing it on the following page.

                                 EXECUTION PAGE

I. FOR CLIENT USE:

A. SUBSCRIPTION AMOUNT:  I hereby subscribe for $___________ (minimum $25,000).

B. ACCREDITATION: Please select one of the following.

   1. ___ I am an accredited investor under paragraph __ of Exhibit I on page 8.
                              OR
   2. ___ I am a non-accredited investor.

   If you selected #2 above, please fill in the Prospective Purchaser
   Questionnaire (Exhibit II, page C- 9 and, if applicable, the Purchaser
   Representative Questionnaire (Exhibit II-1, page C-11).

C. 1. REPRESENTATION: The foregoing statements are complete and accurate as of the date hereof and may be relied upon by the General Partner. I further represent that I will notify the General Partner immediately of any adverse change in any such information and will promptly send the General Partner written confirmation thereof.

   2. SIGNATURE: If joint ownership, all parties must sign (if fiduciary, partnership or corporation, indicate capacity of signatory under signature line)

   ---------------------------------    ------------------------------------
              Signature                              Signature
   ---------------------------------    ------------------------------------
        Title (if applicable)                    Title (if applicable)

   3. DATE: _______________________________

D. PLEASE COMPLETE REGISTRATION DATA ON THE NEXT PAGE.

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II. FOR BRANCH USE:

I have received all documents required to open this account
and acknowledge the suitability of this investment for the
client.  In recommending the purchase of Units, Citigroup
Global Markets has determined the suitability of the
subscriber and will maintain records containing the basis of the suitability determination.  Prior to executing the
purchase of Units, Citigroup Global Markets has informed the subscriber of facts relating to the liquidity and
marketability of the Units.  If the account is a partnership or trust, I acknowledge that my review of the partnership or trust documents allows investments in limited partnerships
whose principal business is in futures trading.

     ------------------------------
     Branch Manager - Signature

     -------------------------------
     Branch Manager - Print Name
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III. FOR GENERAL PARTNER'S USE:

ACCEPTED:
CITIGROUP MANAGED
FUTURES LLC

By:_____________________________

Name: __________________________

Title:__________________________

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                                REGISTRATION DATA

------------------------------------    ----------------------------------------
Name of Limited Partner                 Name of Joint Limited Partner (if any)
     (Please Print)                        (Please Print)
     (See Note 1 Below)

------------------------------------    ----------------------------------------
Residence Street Address                Mail Address (if different than
     (See Note 2 Below)                 Residence Address)

------------------------------------    ----------------------------------------
City           State       Zip Code     City          State       Zip Code

-----------------------------------------------
Social Security or Federal Employer I.D. Number

                                                If Joint Ownership, check one:

                                               / / Joint Tenants with right to
----------------------------------                   Survivorship (all
Smith Barney Account Number                          parties must sign)

Note 1:  If subscriber is an ERISA             / /  Tenants in Common
plan or account, please so indicate
(e.g.:  "XYZ" Co. Pension Plan", "Dr.
A Keogh Account", "Mr. B IRA Account").        / /  Community Property

                                               If Fiduciary or Corporation,
                                                    check one:

Note 2:  The address given above must
be the residence address of the Limited        / /  Trust     / /  Partnership
Partner.  Post office boxes and other
nominee addresses will not be accepted.        / /  Corporation

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For Branch Use

See front cover for mailing instructions of Subscription Agreement.

                                    EXHIBIT I

     "Accredited investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any bank as defined in section 3(a)(2) of the Act; any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity or any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934;
insurance company as defined in section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment
Company licensed by the U.S. Small Business Administration under section 301(c)
or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income
Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in section
202(a)(22) of the Investment Advisers Act of 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue
Code, any corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii);

     (8) Any entity in which all of the equity owners are accredited investors.

                                   EXHIBIT II

                       PROSPECTIVE PURCHASER QUESTIONNAIRE

                    To be completed by unaccredited investors

     The purpose of this Questionnaire is to determine whether you meet the standards imposed by Regulation D promulgated under the Securities Act of 1933, since the Units have not been and will not be registered under that Act and are being sold in reliance upon the exemption provided by Section 4(2) of that Act.
Please complete these questions as thoroughly as possible.

     (i) I have a net worth (exclusive of home, furnishings and automobiles)
either individually or jointly with my spouse of at least three times my investment in the Partnership.

                    Yes___                  No___

     (ii) My gross income for each of the past two years and my projected gross income for the current year is not less than three times my investment in the
Partnership.

                    Yes___                  No___

     (iii) In the space below, please provide information regarding other types of investments which you have made during the last five years:

          (Check if applicable)

Stocks            _________          Limited Partnership Interests:    _________

Bonds             _________          Real Estate                       _________

Mutual Funds      _________          Oil and Gas                       _________

Commodities       _________          Equipment                         _________

Options           _________          Other (specify)                   _________

     (iv) Please indicate below the highest educational degree you hold.

     (v) Describe below your principal business activities during the last five years and provide any additional information which would evidence your ability to evaluate the merits and risks of investing in the Partnership.

     (vi) If you cannot demonstrate to the General Partner's satisfaction that you have such knowledge and experience in financial and business matters that you are capable of evaluating the merits and risks of investment in the
Partnership (e.g., you are a lawyer or accountant or you have sufficient prior investment of business experience), you must seek advice from a Purchaser
Representative.

     In evaluating the merits and risks of this investment, will you seek the advice of any other person?

     Yes___                  No___

     If YES, please identify below each such person and indicate his business address and telephone number and have him complete and return one copy of the Purchaser Representative Questionnaire accompanying this Subscription
     Agreement.

     If YES, has your Purchaser Representative disclosed to you whether or not any material relationship (that he has with the Partnership or any of its affiliates) exists and whether or not he expects to receive any compensation from the Partnership or its affiliates as a result of this sale?

     Yes___                  No___

                                  EXHIBIT II-1

                   QUESTIONNAIRE FOR PURCHASER REPRESENTATIVES

                 For unaccredited investors only, if applicable

                    Citigroup Fairfield Futures Fund L.P. II

                               (the "Partnership")

THIS QUESTIONNAIRE IS TO BE COMPLETED AND DELIVERED TO THE GENERAL PARTNER OF
THE PARTNERSHIP PRIOR TO THE DETERMINATION BY THE GENERAL PARTNER WHETHER OFFERS
FOR SUBSCRIPTIONS FOR UNITS OF LIMITED PARTNERSHIP INTEREST MAY BE ACCEPTED
FROM:

         ________________________________(THE "INVESTOR").
           (Fill in name of investor)

                                  INSTRUCTIONS

This Questionnaire is being given to each person who has been designated as a
"purchaser representative" by an individual who has expressed an interest in purchasing Units in the Partnership. The purpose of this Questionnaire is to determine whether you are qualified to act as a purchaser representative (as that term is defined in Regulation D under the Securities Act of 1933) since the
Units have not been and will not be registered under that Act and are being sold in reliance upon an exemption contained in the Act.

Please contact Citigroup Managed Futures LLC at 399 Park Avenue - 7th floor, New
York, New York 10022, telephone number (212) 559-2011, if you have any questions in answering this Questionnaire.

Your answers will, at all times, be kept strictly confidential. However, you agree that, should the investor whom you are representing agree to purchase
Units, the Partnership may present this Questionnaire to such parties as it deems appropriate in order to insure itself that the offer and sale of Units in the Partnership to such investor will not result in the loss of the exemption from registration under the Act which is being relied upon by the Partnership in connection with the sale of the Units.

Please complete this Questionnaire as thoroughly as possible and sign, date and return one copy to the General Partner at the above address. Attach additional pages if necessary to fully answer any question.

If the answer to any question is "None" or "Not applicable", please so state.

Name of Purchaser Representative:

                                      ----------------------------------------

Name of Represented Investor:

                                      ----------------------------------------

Your Business Address:

                                      ----------------------------------------

Your Occupation:

                                      ----------------------------------------

Your Bus. Tel. No.:
                                      ----------------------------------------

     1. Have you received and reviewed the Private Placement Offering Memorandum and Disclosure Document (as supplemented from time to time) with regard to the offering of Units in the Partnership which has previously been delivered to the investor?

     Yes ____          No ____

     2(a). Describe principal business positions you have held during the last five years, or since graduation from college, whichever is the shorter period.
Please be specific listing dates of employment and if possible provide us with telephone numbers where previous employers can be contacted:

     (b). Describe any other business, financial or investment experience that would help you to evaluate the merits and risks of an investment in the
Partnership:

     (c). Have you had experience in advising investors with respect to similar investments in the past?

     Yes ____          No____

If you have answered "yes" to this question, please describe briefly such experience indicating amounts you have caused to be invested, number of offerings you have reviewed and their names if possible.

     3(a). Please place ONE check mark next to the space which indicates the
HIGHEST level of education you have completed; on the lines following, PLEASE
DESCRIBE IN DETAIL any business or professional education you have received, listing names of schools, degrees received and dates of attendance.

      ___Completed College, awarded degree, B.A., B.S.  or equivalent

      ___Some Postgraduate Education

      ___Two years of Postgraduate Training, awarded M.A. or equivalent

      ___Completed Postgraduate Training and received Ph.D. (list date degree obtained and awarding school)

      ___Professional School, awarded J.D., or M.B.A. (list date degree obtained and awarding school)

      ___Other (PLEASE EXPLAIN IN DETAIL YOUR EDUCATIONAL  BACKGROUND AND LIST
         DATES OF ATTENDANCE AND NAMES OF   SCHOOLS)

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     (b). List any professional licenses or registrations held by you; if none are held please note this in writing on the space provided below:

     (c). Are you registered as a broker-dealer within your state?

     Yes ____          No____

     (d). Are you registered as an investment advisor in your state?

     Yes ____          No____

     (e). List all memberships in professional organizations; if you belong to no professional organizations please indicate this on the space provided below:

     4(a). In advising the investor, will you be relying in part on the investor's own expertise in certain areas? Yes No___

     (b). If yes, please state the basis for your reliance, i.e., number of deals you know this investor has invested in, amounts invested and the dates of these previous investments. Please note that what is sought here is not a reference to the general soundness of the business judgment of the investor but rather a specific basis for relying upon the investor's own expertise:

     (c). In advising the investor, will you be relying in part on the expertise of an additional Purchaser Representative? Yes No___

     NOTE: YOU MAY NOT RELY ON AN ADDITIONAL PURCHASER REPRESENTATIVE UNLESS
EACH ADDITIONAL PURCHASER REPRESENTATIVE HAS COMPLETED A QUESTIONNAIRE AND HAS
BEEN ACKNOWLEDGED BY THE INVESTOR TO BE HIS PURCHASER REPRESENTATIVE.

     (d). If the answer to (c) is "yes," please list the name and address of any additional Purchaser Representative:

     5(a). Have you ever been convicted in a criminal proceeding, or are you the subject of a criminal proceeding which is presently pending (except for traffic violations)? Yes No __

     (b). Have you ever been the subject of any order, judgment or decree enjoining, barring or suspending you from acting as an investment advisor, broker or dealer or from engaging in any practice in connection with the purchase or sale of any security?

                                   Yes ____          No____

     (c). If the answer to either (a) or (b) is "yes," please explain:

     6(a). Do you or any of your affiliates have, with the General Partner or any of its affiliates1, any relationship, that a reasonable investor might consider important, in making their decision as to whether or not to designate you as their Purchaser Representative (i.e. a "material" relationship within the meaning of Regulation D)? Yes ____ No ____

     (b). Is such a material relationship contemplated?

           Yes ____          No____

     (c). Has such a material relationship existed during the past two years?

           Yes ____          No____

NOTE: THE RECEIPT OF ANY SALES COMMISSION WITH RESPECT TO THE INVESTOR'S
PURCHASE OF UNITS CONSTITUTES COMPENSATION TO BE RECEIVED AS A RESULT OF A
MATERIAL RELATIONSHIP.

--------

1    The term "affiliate" of a person means a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such person.

     (d). If the answer to (a), (b) or (c) is "yes," please describe your relationship to the Partnership and indicate the amount of compensation you have received or you expect to receive as a result of this relationship:

     (e). Was the information, if any, set forth in response to 6(d) above, disclosed in writing to the proposed investor, prior to his acknowledgement that you are to act as his Purchaser Representative in connection with this investment?

           Yes ____          No____

     (f) Are you an affiliate, officer, director or employee of either the
     Partnership or its General Partner?

           Yes ____          No____

     I understand that the Partnership as well as the investor will be relying on the accuracy and completeness of my responses to the foregoing questions, and
I hereby represent and warrant to the Partnership as follows:

          (i) The answers to the above questions are complete and correct and may be relied upon by the Partnership in determining whether the offering in connection with which I have executed this Questionnaire is exempt from registration under the Securities Act of 1933 and also by the investor in determining my suitability to be his advisor in connection with his possible investment in the Partnership;

          (ii) I will notify the Partnership immediately of any material change in any statement made herein occurring prior to the closing of the purchase by the above-named investor of any interest in the Partnership.

          (iii) If I have not checked "yes" in answer to question 6(a), 6(b) or
     6(c) I have no "material relationship" as that term is defined in
     Regulation D, and if I have not checked "yes" in answer to question 6(f), I am not an affiliate, officer, director or employee of either the
     Partnership or of the General Partner, or any of their affiliates, nor am I a direct or beneficial owner of ten percent (10%) or more of any class of the equity securities of the General Partner or any of its affiliates.

          (iv) I personally (or, if I have checked "yes" in answer to question
     4(a) or (b) above, together with the investor or the additional Purchaser
     Representative or Purchaser Representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the investor's prospective investment in the Partnership.

     IN WITNESS WHEREOF, I have signed this Questionnaire this ____ day of
_______, 200_.

                                ________________________________________
                                               (Signature)

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                                              (Print Name)